UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: June 6, 2005

(Date of earliest event reported)

NAUTILUS, INC.

(Exact name of registrant as specified in its charter)

Washington	000-25867	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 NE 136th Avenue

Vancouver, Washington 98684

(Address of principal executive offices and zip code)

(360) 694-7722

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAUTILUS, INC.

FORM 8-K

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 6, 2005 the Board of Directors of Nautilus, Inc. (the “Company”) approved a revised compensation package for the Company’s non-employee directors, as set forth below. The revised package became effective immediately upon adoption.

Non-Employee Director Compensation for 2005

Annual Retainer (payable monthly)	$35,000

Board Meeting Fee	$1,000

Committee Meeting Fee	$1,000

Annual Audit Committee Chairman Fee (payable monthly)	$10,000

Annual Compensation Committee Chairman Fee (payable monthly)	$5,000

Annual Nominating & Corporate Governance Committee Chairman Fee (payable monthly)	$5,000

Annual Stock Option Grants (on date of election or re-election to the Board)	5,000 shares

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

June 10, 2005	By:	/s/ William D. Meadowcroft
(Date)		William D. Meadowcroft, Chief Financial Officer, Secretary and Treasurer